                                                                 EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PanEnergy Corp:

        We consent to the use in this registration statement on Form S-3 of our report on the consolidated financial statements of PanEnergy Corp and subsidiaries incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP

Houston, Texas
August 15, 1996